Exhibit 99.1

Vroom Announces Fourth Quarter and Full Year 2025 Results

$116.6 million stockholders' equity as of December 31, 2025

NEW YORK – March 26, 2026 – Vroom, Inc. (Nasdaq:VRM) today announced financial results for the fourth quarter and fiscal year ended December 31, 2025.

HIGHLIGHTS OF FOURTH QUARTER AND FULL YEAR 2025

•
$116.6 million stockholders' equity as of December 31, 2025 and $104.2 million tangible book value(1) as of December 31, 2025
•
$129.3 million improvement in net loss and $66.0 million improvement in adjusted net loss(2) for full year 2025 compared to 2024
•
$48.7 million consolidated total available liquidity(3) as of December 31, 2025, consisting of:
o
$10.4 million cash and cash equivalents
o
$11.3 million of liquidity available to UACC under the warehouse credit facilities
o
$27.0 million of available liquidity from delayed draw facility, further strengthening our liquidity position to execute our long-term strategy
•
$22.5 million preferred stock issued by Vroom Automotive LLC to SPE Holdings in January 2026
•
$(49.2) million(2) full year adjusted net loss was favorable compared to our adjusted net loss plan of approximately $(56) million
•
$(11.5) million net loss from continuing operations for the fourth quarter, $(54.0) million net loss from continuing operations for the period from January 15, 2025 to December 31, 2025, and $45.1 million net income from continuing operations for the period January 1, 2025 to January 15, 2025
•
$(10.1) million and $(49.2) million adjusted net loss(2) for the fourth quarter and the Combined full year, respectively

(1)	Tangible book value is a non-GAAP measure and represents total stockholders' equity of $116.6 million, excluding intangible assets of $12.4 million as of December 31, 2025.
(2)	Adjusted net income (loss) is a non-GAAP measure. For definitions and a reconciliation to the most comparable GAAP measure, please see Non-GAAP Financial Measures section below.
(3)

Total available liquidity is a non-GAAP measure and represents $10.4 million of unrestricted cash and cash equivalents, as well as $11.3 million of availability from warehouse credit facilities and $27.0 million of availability from delayed draw facility.

Tom Shortt, Chief Executive Officer of Vroom, said, “For full year 2025, our adjusted net loss improved 57% from $115 million to $49 million, a $66 million improvement year over year, driven by our continued focus on our Long-Term Strategic Plan. During 2025, we continued to make tech investments to enhance our dealer and accountholder experiences as well as improve our credit-scoring model.”

Fresh Start Accounting

As a result of emerging from a voluntary proceeding (the “Prepackaged Chapter 11 Case”) under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time, on January 14, 2025, (the "Effective Date") and qualifying for the application of fresh-start accounting, at the Effective Date, Vroom’s assets and liabilities were recorded at their estimated fair values which, in some cases, are significantly different than amounts included in our financial statements prior to the Effective Date. Accordingly, our consolidated financial statements after the Effective Date are not comparable with our consolidated financial statements on or before that date. References to “Successor” relate to our financial position and results of operations after the Effective Date. References to “Predecessor” refer to our financial position and results of operations on or before the Effective Date.

The combined results (referenced as “Non-GAAP Combined” or “Combined”) for the year ended December 31, 2025, represent the sum of the reported amounts for the Predecessor period from January 1, 2025, through January 14, 2025, and the Successor period from January 15, 2025, through December 31, 2025. These combined results are not considered to be prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from the Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined year ended December 31, 2025, (prepared on a Non-GAAP basis) and year ended December 31, 2024, (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the reorganization transactions and the impact of fresh start accounting.

FOURTH QUARTER AND FULL YEAR 2025 FINANCIAL DISCUSSION

All financial comparisons are on a year-over-year basis unless otherwise noted. The following financial information is unaudited.

	Successor	Predecessor
	Three Months Ended December 31,	Three Months Ended December 31,
	2025	2024	$ Change
		(in thousands)
Interest income	$43,916	$48,681	$(4,765)

Interest expense:
Warehouse credit facility	5,163	6,568	(1,405)
Securitization debt	7,764	8,124	(360)
Total interest expense	12,927	14,692	(1,765)
Net interest income	30,989	33,989	(3,000)

Realized and unrealized losses, net of recoveries	23,457	31,974	(8,517)
Net interest income after losses and recoveries	7,532	2,015	5,517

Noninterest income:
Servicing income	1,089	1,400	(311)
Warranties and GAP income (loss), net	3,590	1,737	1,853
CarStory revenue	1,329	2,828	(1,499)
Other income	1,905	2,506	(601)
Total noninterest income	7,913	8,471	(558)

Expenses:
Compensation and benefits	16,777	20,642	(3,865)
Professional fees	2,973	5,617	(2,644)
Software and IT costs	2,985	3,065	(80)
Depreciation and amortization	1,035	7,123	(6,088)
Interest expense on corporate debt	913	1,285	(372)
Impairment charges	—	—	—
Other expenses	2,342	3,443	(1,101)
Total expenses	27,025	41,175	(14,150)

Loss from continuing operations before reorganization items and provision for income taxes	(11,580)	(30,689)	19,109
Reorganization items, net	—	(5,564)	5,564
Income (loss) from continuing operations before provision for income taxes	(11,580)	(36,253)	24,673
Provision (benefit) for income taxes from continuing operations	(59)	463	(522)
Net loss from continuing operations	$(11,521)	$(36,716)	$25,195
Net income (loss) from discontinued operations	$118	$140	$(22)
Net loss	$(11,403)	$(36,576)	$25,173

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from January 15 through December 31,	Period from January 1 through January 14,	Year Ended December 31,	Year Ended December 31,	Non-GAAP
	2025	2025	2025	2024	$ Change
		(in thousands)
Interest income	$171,650	$7,183	$178,833	$201,833	$(23,000)

Interest expense:
Warehouse credit facility	17,584	1,017	18,601	29,276	(10,675)
Securitization debt	32,966	1,178	34,144	30,084	4,060
Total interest expense	50,550	2,195	52,745	59,360	(6,615)
Net interest income	121,100	4,988	126,088	142,473	(16,385)

Realized and unrealized losses, net of recoveries	97,259	6,792	104,051	119,868	(15,817)
Net interest income after losses and recoveries	23,841	(1,804)	22,037	22,605	(568)

Noninterest income:
Servicing income	4,690	192	4,882	6,501	(1,619)
Warranties and GAP income (loss), net	14,466	307	14,773	(2,610)	17,383
CarStory revenue	6,914	432	7,346	11,610	(4,264)
Other income	10,377	113	10,490	10,850	(360)
Total noninterest income	36,447	1,044	37,491	26,351	11,140

Expenses:
Compensation and benefits	70,222	2,823	73,045	97,293	(24,248)
Professional fees	11,871	297	12,168	12,035	133
Software and IT costs	11,869	457	12,326	15,083	(2,757)
Depreciation and amortization	3,350	1,057	4,407	29,086	(24,679)
Interest expense on corporate debt	2,797	176	2,973	5,826	(2,853)
Impairment charges	4,156	—	4,156	5,159	(1,003)
Other expenses	9,775	371	10,146	16,294	(6,148)
Total expenses	114,040	5,181	119,221	180,776	(61,555)

Loss from continuing operations before reorganization items and provision for income taxes	(53,752)	(5,941)	(59,693)	(131,820)	72,127
Reorganization items, net	—	51,036	51,036	(5,564)	56,600
Income (loss) from continuing operations before provision for income taxes	(53,752)	45,095	(8,657)	(137,384)	128,727
Provision for income taxes from continuing operations	294	5	299	856	(557)
Net income (loss) from continuing operations	$(54,046)	$45,090	$(8,956)	$(138,240)	$129,284
Net income (loss) from discontinued operations	$996	$(4)	$992	$(26,884)	$27,876
Net income (loss)	$(53,050)	$45,086	$(7,964)	$(165,124)	$157,160

Results by Segment

UACC

	Successor	Predecessor
	Three Months Ended December 31,	Three Months Ended December 31,
	2025	2024	Change	% Change
		(in thousands)
Interest income	$43,916	$49,230	$(5,314)	(10.8)%

Interest expense:
Warehouse credit facility	5,163	6,568	(1,405)	(21.4)%
Securitization debt	7,764	8,124	(360)	(4.4)%
Total interest expense	12,927	14,692	(1,765)	(12.0)%
Net interest income	30,989	34,538	(3,549)	(10.3)%

Realized and unrealized losses, net of recoveries	23,418	21,169	2,249	10.6%
Net interest income after losses and recoveries	7,571	13,369	(5,798)	(43.4)%

Noninterest income:
Servicing income	1,089	1,400	(311)	(22.2)%
Warranties and GAP income, net	2,971	2,465	506	20.5%
Other income	1,770	2,068	(298)	(14.4)%
Total noninterest income	5,830	5,933	(103)	(1.7)%

Expenses:
Compensation and benefits	14,485	17,230	(2,745)	(15.9)%
Professional fees	1,832	1,180	652	55.3%
Software and IT costs	2,683	2,349	334	14.2%
Depreciation and amortization	928	5,527	(4,599)	(83.2)%
Interest expense on corporate debt	601	615	(14)	(2.3)%
Impairment charges	—	—	—	0.0%
Other expenses	1,766	1,887	(121)	(6.4)%
Total expenses	22,295	28,788	(6,493)	(22.6)%

Benefit for income taxes from continuing operations	—	431	(431)	(100.0)%

Adjusted net loss	$(7,818)	$(8,795)	$977	11.1%

Stock compensation expense	$1,076	$835	$241	28.9%
Severance	$—	$287	$(287)	(100.0)%

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through December 31,	Period from January 1 through January 14,	Year Ended December 31,	Year Ended December 31,
	2025	2025	2025	2024	Change	% Change
		(in thousands)
Interest income	$171,650	$7,254	$178,904	$203,962	$(25,058)	(12.3)%

Interest expense:
Warehouse credit facility	17,584	1,017	18,601	29,276	(10,675)	(36.5)%
Securitization debt	32,966	1,178	34,144	30,084	4,060	13.5%
Total interest expense	50,550	2,195	52,745	59,360	(6,615)	(11.1)%
Net interest income	121,100	5,059	126,159	144,602	(18,443)	(12.8)%

Realized and unrealized losses, net of recoveries	96,874	7,647	104,521	98,629	5,892	6.0%
Net interest income (loss) after losses and recoveries	24,226	(2,588)	21,638	45,973	(24,335)	(52.9)%

Noninterest income:
Servicing income	4,690	192	4,882	6,501	(1,619)	(24.9)%
Warranties and GAP income, net	13,070	390	13,460	7,789	5,671	72.8%
Other income	7,866	66	7,932	8,334	(402)	(4.8)%
Total noninterest income	25,626	648	26,274	22,624	3,650	16.1%

Expenses:
Compensation and benefits	59,694	2,398	62,092	76,374	(14,282)	(18.7)%
Professional fees	7,160	172	7,332	3,506	3,826	109.1%
Software and IT costs	9,959	367	10,326	10,397	(71)	(0.7)%
Depreciation and amortization	2,922	817	3,739	22,683	(18,944)	(83.5)%
Interest expense on corporate debt	2,443	85	2,528	2,396	132	5.5%
Impairment charges	3,479	—	3,479	5,159	(1,680)	(32.6)%
Other expenses	7,324	262	7,586	9,457	(1,871)	(19.8)%
Total expenses	92,981	4,101	97,082	129,972	(32,890)	(25.3)%

Provision for income taxes from continuing operations	39	—	39	733	(694)	(94.7)%

Adjusted net loss	$(36,065)	$(5,910)	$(41,975)	$(53,447)	$11,472	21.5%

Stock compensation expense	$3,597	$127	$3,723	$2,702	$1,021	37.8%
Severance	$28	$4	$31	$800	$(769)	(96.1)%

CarStory

	Successor	Predecessor
	Three Months Ended December 31,	Three Months Ended December 31,
	2025	2024	Change	% Change
		(in thousands)
Noninterest income:
CarStory revenue	$1,329	$2,828	$(1,499)	(53.0)%
Other income	78	130	(52)	(40.0)%
Total noninterest income	1,407	2,958	(1,551)	(52.4)%

Expenses:
Compensation and benefits	1,432	2,491	(1,059)	(42.5)%
Professional fees	(123)	62	(185)	(298.4)%
Software and IT costs	1	10	(9)	(90.0)%
Depreciation and amortization	107	1,596	(1,489)	(93.3)%
Other expenses	75	114	(39)	(34.2)%
Total expenses	1,492	4,273	(2,781)	(65.1)%

Provision for income taxes from continuing operations	11	32	(21)	(65.6)%

Adjusted net income (loss)	$(53)	$(1,306)	$1,253	95.9%

Stock compensation expense	$43	$41	$2	5.0%

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through December 31,	Period from January 1 through January 14,	Year Ended December 31,	Year Ended December 31,
	2025	2025	2025	2024	Change	% Change
		(in thousands)
Noninterest income:
CarStory revenue	$6,914	$432	$7,346	$11,610	$(4,264)	(36.7)%
Other income	210	13	223	692	(469)	(67.8)%
Total noninterest income	7,124	445	7,569	12,302	(4,733)	(38.5)%

Expenses:
Compensation and benefits	5,751	326	6,077	10,293	(4,216)	(41.0)%
Professional fees	(298)	13	(285)	152	(437)	(287.5)%
Software and IT costs	-	2	2	215	(213)	(99.1)%
Depreciation and amortization	428	240	668	6,403	(5,735)	(89.6)%
Other expenses	449	20	469	414	55	13.3%
Total expenses	6,330	601	6,931	17,477	(10,546)	(60.3)%

Provision for income taxes from continuing operations	84	5	89	123	(34)	(27.6)%

Adjusted net income (loss)	$837	$(153)	$684	$(4,923)	$5,607	113.9%

Stock compensation expense	$124	$8	$132	$375	$(244)	(64.9)%

Corporate

	Successor	Predecessor
	Three Months Ended December 31,	Three Months Ended December 31,
	2025	2024	Change	% Change
		(in thousands)
Interest expense	$—	$(549)	$549	100.0%

Realized and unrealized losses, net of recoveries	39	10,805	(10,766)	(99.6)%
Net interest loss after losses and recoveries	(39)	(11,354)	11,315	99.7%

Noninterest income:
Warranties and GAP income, net	619	(728)	1,347	185.0%
Other income	57	308	(251)	(81.5)%
Total noninterest income	676	(420)	1,096	261.0%

Expenses:
Compensation and benefits	860	921	(61)	(6.6)%
Professional fees	1,264	4,375	(3,111)	(71.1)%
Software and IT costs	301	706	(405)	(57.4)%
Interest expense on corporate debt	312	670	(358)	(53.4)%
Other expenses	501	1,442	(941)	(65.3)%
Total expenses	3,238	8,114	(4,876)	(60.1)%

Provision for income taxes from continuing operations	(71)	—	(71)	100.0%

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through December 31,	Period from January 1 through January 14,	Year Ended December 31,	Year Ended December 31,
	2025	2025	2025	2024	Change	% Change
		(in thousands)
Interest income (expense)	$—	$(71)	$(71)	$(2,129)	$2,058	96.7%

Realized and unrealized losses (gains), net of recoveries	385	(855)	(470)	21,239	(21,709)	(102.2)%
Net interest income after losses and recoveries	(385)	784	399	(23,368)	23,767	101.7%

Noninterest (loss) income:
Warranties and GAP income (loss), net	1,396	(83)	1,313	(10,399)	11,712	112.6%
Other income	2,301	34	2,335	1,824	511	28.0%
Total noninterest (loss) income	3,697	(49)	3,648	(8,575)	12,223	142.5%

Expenses:
Compensation and benefits	4,777	99	4,876	10,626	(5,750)	(54.1)%
Professional fees	5,009	112	5,121	8,377	(3,256)	(38.9)%
Software and IT costs	1,910	88	1,998	4,471	(2,473)	(55.3)%
Interest expense on corporate debt	354	91	445	3,430	(2,985)	(87.0)%
Impairment expense	677	—	677	—	677	100.0%
Other expenses	2,002	89	2,091	6,422	(4,331)	(67.4)%
Total expenses	14,729	479	15,208	33,326	(18,118)	(54.4)%

Provision for income taxes from continuing operations	170	—	170	—	170	100.0%

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: Adjusted net income (loss), total available liquidity, and tangible book value.

Adjusted net income (loss) is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. Because Adjusted net income (loss) facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes.

Tangible book value is calculated as stockholders' equity in accordance with GAAP, after subtracting intangible assets. A reconciliation of stockholders' equity to tangible book value is included above.

Total available liquidity represents unrestricted cash and cash equivalents, availability from warehouse credit facilities and available liquidity from delayed draw facility. A reconciliation of unrestricted cash and cash equivalents to total available liquidity is included above.

These non-GAAP measures have limitations as analytical tools because they do not reflect all of the amounts associated with our results of operations or liquidity as determined in accordance with GAAP. Additionally, they may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for those comparative purposes. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP. The presentation of these non-GAAP financial measures are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. We have reconciled these non-GAAP financial measures with the most directly comparable GAAP financial measures elsewhere herein.

Non-GAAP Combined Year Ended December 31, 2025

Our financial results for the periods from January 1, 2025 through January 14, 2025 and the year ended December 31, 2024 are referred to as those of the “Predecessor” periods. Our financial results for the periods from January 15, 2025 through December 31, 2025 and the three months ended December 31, 2025 are referred to as those of the “Successor” periods. Our results of operations as reported in our Consolidated Financial Statements for these periods are prepared in accordance with GAAP. Although GAAP requires that we report our results for the period from January 1, 2025 through January 14, 2025 and the period from January 15, 2025 through December 31, 2025, separately, management views our operating results for the year ended December 31, 2025 by combining the results of the applicable Predecessor and Successor periods because such presentation provides the most meaningful comparison of our results to prior periods. We believe we cannot adequately benchmark the operating results of the period from January 15, 2025 through December 31, 2025 against any of the previous periods reported in our Consolidated Financial Statements without combining it with the period from January 1, 2025 through January 14, 2025 and we do not believe that reviewing the results of this period in isolation would be useful in identifying trends in or reaching conclusions regarding our overall operating performance. Management believes that the key performance metrics for the Successor period when combined with the Predecessor period provide more meaningful comparisons to other periods and are useful in identifying current business trends. Accordingly, in addition to presenting our results of operations as reported in our Consolidated Financial Statements in accordance with GAAP, the tables and discussion below also present the combined results for the year ended December 31, 2025. The combined results for the year ended December 31, 2025 represent the sum of the reported amounts for the Predecessor period from January 1, 2025 through January 14, 2025 and the Successor period from January 15, 2025 through December 31, 2025. These combined results are not considered to be prepared in accordance with GAAP and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from the Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined year ended December 31, 2025 (prepared on a Non-GAAP basis) and year ended December 31, 2024 (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the reorganization transactions and the impact of fresh start accounting.

Adjusted net loss

We calculate Adjusted net loss as net income (loss) from continuing operations adjusted for stock compensation expense, severance expense, bankruptcy costs (which represent professional fees incurred related to the bankruptcy prior to filing of the petition and post-emergence), reorganization items, net (which relate to certain charges incurred during the bankruptcy proceedings, such as legal and professional fees incurred directly as a result of the bankruptcy proceeding, the write-off of deferred financing costs and discount on debt subject to compromise and other related charges), operating lease right-of-use assets impairment and long-lived asset impairment charges.

The following table presents a reconciliation of Adjusted net income (loss) to net income (loss) from continuing operations, which is the most directly comparable GAAP measure (in thousands):

	Successor	Predecessor
	Three Months Ended December 31,	Three Months Ended December 31,
	2025	2024
Net loss from continuing operations	$(11,521)	$(36,716)
Adjusted to exclude the following:
Stock compensation expense	1,410	935
Severance expense	—	287
Bankruptcy costs (prepetition filing and post-emergence)	—	3,582
Reorganization items, net	—	5,564
Impairment charges	—	—
Adjusted net loss	$(10,111)	$(26,348)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from January 15 through December 31,	Period from January 1 through January 14,	Year Ended December 31,	Year Ended December 31,
	2025	2025	2025	2024
		(in thousands)
Net income (loss) from continuing operations	$(54,046)	$45,090	$(8,956)	$(138,240)
Adjusted to exclude the following:
Stock compensation expense	5,181	144	5,325	5,949
Severance expense	388	4	392	2,735
Bankruptcy costs (prepetition filing and post-emergence)	913	—	913	3,582
Reorganization items, net	—	(51,036)	(51,036)	5,564
Impairment charges	4,156	—	4,156	5,159
Adjusted net loss	$(43,408)	$(5,798)	$(49,206)	$(115,251)

	Successor	Successor	Successor	Successor	Successor	Predecessor	Non-GAAP Combined	Predecessor	Predecessor	Predecessor	Predecessor	Predecessor
	Period from January 1 through December 31,	Period from October 1 through December 31,	Period from July 1 through September 30,	Period from April 1 through June 30,	Period from January 15 through March 31,	Period from January 1 through January 14,	Three Months Ended March 31,	Year Ended December 31,	Three Months Ended December 31,	Three Months Ended September 30,	Three Months Ended June 30,	Three Months Ended March 31,
	2025	2025	2025	2025	2025	2025	2025	2024	2024	2024	2024	2024

Net income (loss) from continuing operations	$(8,956)	$(11,521)	$(27,142)	$(8,932)	$(6,450)	$45,090	$38,640	$(138,240)	$(36,716)	$(37,744)	$(19,104)	$(44,676)
Stock compensation expense	5,326	1,410	1,444	1,836	491	144	635	5,949	935	1,244	2,446	1,324
Severance expense	392	-	-	367	21	4	25	2,735	287	763	1,685	-
Bankruptcy costs (prepetition filing and post-emergence)	913	-	-	-	913	-	913	3,582	3,582	-	-	-
Reorganization items, net	(51,036)	-	-	-	-	(51,036)	(51,036)	5,564	5,564	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-
Impairment charges	4,156	-	-	-	4,156	-	4,156	5,159	-	2,407	-	2,752
Adjusted Net Loss	(49,206)	(10,111)	(25,698)	(6,729)	(869)	(5,798)	(6,667)	(115,251)	(26,348)	(33,330)	(14,973)	(40,600)

Financial Outlook

For the full year 2026 we expect the following results:

•
Indirect origination volume(5): $475 - $515 million
•
Adjusted net income (loss)(2)(4): ($20) - ($25) million

(4) A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for the full year 2026 Financial Outlook is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in the future. We have provided a reconciliation of GAAP to non-GAAP financial measures for historical periods in the reconciliation table in the Non-GAAP Financial Measures above.

(5) Represents retail installment sale contracts originated through third-party dealers.

The foregoing estimates are forward-looking statements that reflect the Company’s expectations as of March 26, 2026 and are subject to substantial uncertainty. See “Forward-Looking Statements” below.

About Vroom (Nasdaq: VRM)

Vroom owns and operates United Auto Credit Corporation (UACC), a leading indirect automotive lender serving the independent and franchise dealer market nationwide, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. Prior to January 2024, Vroom also operated an end-to-end ecommerce platform to buy and sell used vehicles. Pursuant to its previously announced Value Maximization Plan, Vroom discontinued its ecommerce operations and used vehicle dealership business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our financial outlook for the full year 2026, including expected indirect origination volume and adjusted net income (loss), our internal adjusted net loss plan, the restructuring, including its impact and intended benefits, our strategic initiatives and long-term strategy, planned technology investments, future results of operations and financial position, adjusted net income (loss), our total available liquidity, our liquidity position and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

VROOM, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	Successor	Predecessor
	As of December 31,	As of December 31,
	2025	2024
ASSETS
Cash and cash equivalents	$10,384	$29,343
Restricted cash (including restricted cash of consolidated VIEs of $55.8 million and $48.1 million, respectively)	55,914	49,026
Finance receivables at fair value (including finance receivables of consolidated VIEs of $777.0 million and $467.3 million, respectively)	808,636	503,848
Finance receivables held for sale, net (including finance receivables of consolidated VIEs of $0.0 and $310.0 million, respectively)	—	318,192
Interest receivable (including interest receivables of consolidated VIEs of $12.4 million and $13.3 million, respectively)	12,834	14,067
Property and equipment, net	6,744	4,064
Intangible assets, net	12,370	104,869
Operating lease right-of-use assets	5,792	6,872
Other assets (including other assets of consolidated VIEs of $9.8 million and $10.8 million, respectively)	24,665	35,472
Assets from discontinued operations	46	943
Total assets	$937,385	$1,066,696
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Warehouse credit facilities of consolidated VIEs	$318,655	$359,912
Related party line of credit (Note 20)	18,500	—
Long-term debt (including securitization debt of consolidated VIEs of $393.2 million at fair value as of December 31, 2025 and $210.7 million at amortized cost and $142.6 million at fair value as of December 31, 2024)	423,197	381,366
Related party note (Note 20)	10,000	—
Operating lease liabilities	9,142	11,065
Other liabilities (including other liabilities of consolidated VIEs of $15.7 million and $13.8 million, respectively)	41,149	49,699
Liabilities subject to compromise (Note 6)	—	291,577
Liabilities from discontinued operations	124	4,022
Total liabilities	820,767	1,097,641
Commitments and contingencies (Note 13)
Stockholders’ equity (deficit):
Common stock, $0.001 par value; 250,000,000 shares authorized as of December 31, 2025 and 500,000,000 shares authorized as of December 31, 2024; 5,199,641 and 1,822,532 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively	5	2
Additional paid-in-capital	169,663	2,094,889
Accumulated deficit	(53,050)	(2,125,836)
Total stockholders’ equity (deficit)	116,618	(30,945)
Total liabilities and stockholders’ equity (deficit)	$937,385	$1,066,696

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Successor	Predecessor
	Three Months Ended December 31,	Three Months Ended December 31,
	2025	2024
Interest income	$43,916	$48,681

Interest expense:
Warehouse credit facility	5,163	6,568
Securitization debt	7,764	8,124
Total interest expense	12,927	14,692
Net interest income	30,989	33,989

Realized and unrealized losses, net of recoveries	23,457	31,974
Net interest income after losses and recoveries	7,532	2,015

Noninterest income:
Servicing income	1,089	1,400
Warranties and GAP income, net	3,590	1,737
CarStory revenue	1,329	2,828
Other income	1,905	2,506
Total noninterest income	7,913	8,471

Expenses:
Compensation and benefits	16,777	20,642
Professional fees	2,973	5,617
Software and IT costs	2,985	3,065
Depreciation and amortization	1,035	7,123
Interest expense on corporate debt	913	1,285
Impairment charges	—	—
Other expenses	2,342	3,443
Total expenses	27,025	41,175

Loss from continuing operations before reorganization items and provision for income taxes	(11,580)	(30,689)
Reorganization items, net	—	(5,564)
(Loss) income from continuing operations before provision for income taxes	(11,580)	(36,253)
Provision for income taxes from continuing operations	(59)	463
Net loss from continuing operations	$(11,521)	$(36,716)
Net income (loss) from discontinued operations	$118	$140
Net loss	$(11,403)	$(36,576)
Net loss per share attributable to common stockholders, continuing operations, basic and diluted	$(2.22)	$(20.15)
Net income (loss) per share attributable to common stockholders, discontinued operations, basic and diluted	$0.02	$0.08
Total net loss per share attributable to common stockholders, basic and diluted	$(2.19)	$(20.07)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	5,199,628	1,822,293

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)

(in thousands, except share and per share amounts)

	Successor	Predecessor
	Period from January 15 through December 31,	Period from January 1 through January 14,	Year Ended December 31,
	2025	2025	2024
Interest income	$171,650	$7,183	$201,833

Interest expense:
Warehouse credit facility	17,584	1,017	29,276
Securitization debt	32,966	1,178	30,084
Total interest expense	50,550	2,195	59,360
Net interest income	121,100	4,988	142,473

Realized and unrealized losses, net of recoveries	97,259	6,792	119,868
Net interest income (loss) after losses and recoveries	23,841	(1,804)	22,605

Noninterest income:
Servicing income	4,690	192	6,501
Warranties and GAP income (loss), net	14,466	307	(2,610)
CarStory revenue	6,914	432	11,610
Other income	10,377	113	10,850
Total noninterest income	36,447	1,044	26,351

Expenses:
Compensation and benefits	70,222	2,823	97,293
Professional fees	11,871	297	12,035
Software and IT costs	11,869	457	15,083
Depreciation and amortization	3,350	1,057	29,086
Interest expense on corporate debt	2,797	176	5,826
Impairment charges	4,156	—	5,159
Other expenses	9,775	371	16,294
Total expenses	114,040	5,181	180,776

Loss from continuing operations before reorganization items and provision for income taxes	(53,752)	(5,941)	(131,820)
Reorganization items, net	—	51,036	(5,564)
(Loss) income from continuing operations before provision for income taxes	(53,752)	45,095	(137,384)
Provision for income taxes from continuing operations	294	5	856
Net income (loss) from continuing operations	$(54,046)	$45,090	$(138,240)
Net income (loss) from discontinued operations	996	(4)	$(26,884)
Net (loss) income	$(53,050)	$45,086	$(165,124)

	Successor	Predecessor
	Period from January 15 through December 31,	Period from January 1 through January 14,	Year Ended December 31,
	2025	2025	2024
Net (loss) income per share attributable to common stockholders, basic:
Continuing operations	(10.43)	24.74	(76.24)
Discontinued operations	0.19	(0.00)	(14.83)
Basic	$(10.24)	$24.74	$(91.07)
Net (loss) income per share attributable to common stockholders, diluted:
Continuing operations	(10.43)	23.89	(76.24)
Discontinued operations	0.19	(0.00)	(14.83)
Diluted	$(10.24)	$23.89	$(91.07)
Weighted-average number of shares outstanding used to compute net (loss) income per share attributable to common stockholders:
Basic	5,184,175	1,822,541	1,813,168
Diluted	5,184,175	1,887,370	1,813,168

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Successor	Predecessor
	Period from January 15 through December 31,	Period from January 1 through January 14,	Year Ended December 31,
	2025	2025	2024
Operating activities
Net (loss) income from continuing operations	$(54,046)	$45,090	$(138,240)
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Impairment charges	4,156	—	5,159
Profit share receivable	(554)	—	11,643
Depreciation and amortization	3,350	1,057	29,086
Amortization of debt issuance costs	—	—	4,270
Losses on finance receivables and securitization debt, net	108,467	4,762	129,601
Losses on Warranties and GAP	7,000	407	8,020
Stock-based compensation expense	5,181	144	5,885
Provision to record finance receivables held for sale at lower of cost or fair value	—	—	(4,618)
Amortization of unearned discounts on finance receivables at fair value	—	(416)	(15,924)
Non-cash reorganization items, net	—	(51,741)	2,438
Other, net	(909)	193	(4,595)
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables, held for sale	—	(14,337)	(404,203)
Principal payments received on finance receivables, held for sale	—	6,481	186,799
Other	—	169	1,642
Interest receivable	1,397	(164)	417
Other assets	7,116	5,178	15,323
Other liabilities	(3,565)	(2,627)	(8,461)
Net cash provided by (used in) operating activities from continuing operations	77,593	(5,804)	(175,758)
Net cash (used in) provided by operating activities from discontinued operations	(2,439)	(207)	78,721
Net cash provided by (used in) operating activities	75,154	(6,011)	(97,037)
Investing activities
Finance receivables, held for investment at fair value
Purchases of finance receivables, held for investment at fair value	(419,742)	—	—
Principal payments received on finance receivables, held for investment at fair value	316,753	2,985	115,937
Principal payments received on beneficial interests	1,240	147	2,433
Purchase of property and equipment	(7,061)	(151)	(3,487)
Net cash (used in) provided by investing activities from continuing operations	(108,810)	2,981	114,883
Net cash provided by investing activities from discontinued operations	637	—	17,692
Net cash (used in) provided by investing activities	(108,173)	2,981	132,575
Financing activities
Proceeds from borrowings under secured financing agreements	307,780	—	296,046
Principal repayment under secured financing agreements	(253,998)	(16,676)	(251,529)
Proceeds from financing of beneficial interests in securitizations	16,223	—	15,821
Principal repayments of financing of beneficial interests in securitizations	(13,625)	(1,028)	(13,428)
Proceeds from warehouse credit facilities	333,700	11,900	318,600
Repayments of warehouse credit facilities	(378,763)	(8,094)	(379,956)
Proceeds from issuance of related party note	10,000	—	—
Proceeds from related party line of credit	18,500	—	—
Other financing activities	(1,941)	—	(364)
Net cash provided by (used in) financing activities from continuing operations	37,876	(13,898)	(14,810)
Net cash used in financing activities from discontinued operations	—	—	(151,178)
Net cash provided by (used in) financing activities	37,876	(13,898)	(165,988)
Net increase (decrease) in cash, cash equivalents and restricted cash	4,857	(16,928)	(130,450)
Cash, cash equivalents and restricted cash at the beginning of period	61,441	78,369	208,819
Cash, cash equivalents and restricted cash at the end of period	$66,298	$61,441	$78,369

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(in thousands)

Supplemental disclosure of cash flow information:
Cash paid for interest	$47,717	$4,534	$57,688
Cash paid for reorganization items, net	$—	$1,705	$3,009
Cash paid for income taxes	$(137)	$—	$(1,426)